THIRD AMENDMENT TO THE AIRCRAFT TIME SHARING AGREEMENT
This THIRD AMENDMENT TO THE AIRCRAFT TIME SHARING AGREEMENT (the “Amendment”) is made as of the 10th day of December, 2025 (“Amendment Effective Date”), by and between DISCOVERY COMMUNICATIONS, LLC, with an address of 230 Park Ave. South, New York, NY 10003 (“Discovery”), and DAVID ZASLAV, with an address of 230 Park Ave. South, New York, NY 10003 (“Executive”).
WHEREAS, Discovery and Executive are party to that certain Aircraft Time Sharing Agreement dated January 2, 2014, as amended by that certain Amendment to the Aircraft Time Sharing Agreement dated August 1, 2018 and that certain Second Amendment to the Aircraft Time Sharing Agreement dated March 21, 2024 (the “Agreement”), pursuant to which Discovery subleases Aircraft to Executive; and
WHEREAS, Discovery is leasing an additional aircraft, and Discovery and Executive wish to add such additional aircraft to the Agreement.
NOW, THEREFORE, in consideration of the mutual covenants contained herein, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:
1.All capitalized words shall have the meanings given to them in the Agreement unless otherwise defined herein.
2.Other than as amended herein, the Agreement is in all other aspects ratified and confirmed and all terms of the Agreement govern this Amendment.
3.Effective as of the date hereof, the first paragraph of the Recitals shall be deleted and replaced with the following:
“WHEREAS, Discovery is the lessee of (i) that certain Gulfstream Aerospace model GVI (G650ER) aircraft, bearing manufacturer’s serial number 6554, currently registered with the Federal Aviation Administration (“FAA”) as N517WB (the “BOA Gulfstream”) in the name of Banc of America Leasing & Capital, LLC (the “BOA Gulfstream Lessor”), and (ii) that certain Gulfstream Aerospace model GVI (G650ER) aircraft, bearing manufacturer’s serial number 6532, currently registered with the FAA as N609WB (the “WF Gulfstream”, and together with the BOA Gulfstream, the “Aircraft” and each, an “Aircraft”; references herein to “the Aircraft” shall mean the applicable Aircraft, as the case may be) in the name of Wells Fargo Equipment Finance, Inc. (the “WF Gulfstream Lessor”)”.
4.Sections 19 and 20 shall be amended by deleting them in their entirety and replacing them with the following:

5.“19.    Agreement Subject to Head Leases. Discovery and Executive acknowledge and agree that: (a) the terms of this Agreement with respect to the BOA Gulfstream are in all cases subject to and subordinate to the terms and conditions of that certain Aircraft Lease, dated as of January 31, 2024, as may be amended or modified from time to time (the “BOA Gulfstream Lease”), between BOA Gulfstream Lessor and Discovery or its assignee, as applicable, covering the lease of the BOA Gulfstream by Discovery from BOA Gulfstream Lessor; (b) the terms of this Agreement with respect to the WF Gulfstream are in all cases subject to and subordinate to the terms and conditions of that certain Aircraft Lease, dated as of January 2, 2025, as may be amended or modified from time to time (the “WF Gulfstream Lease”), between WF Gulfstream Lessor and Discovery or its assignee, as applicable, covering the lease of the WF Gulfstream by Discovery from WF Gulfstream Lessor; and (c) nothing herein permits the deregistration of the Aircraft from the US registry or the registration of the Aircraft with the aviation authority of any other country.
6. 20.    TRUTH IN LEASING STATEMENT UNDER FAR SECTION 91.23. THE AIRCRAFT SUBJECT TO THIS AGREEMENT HAVE BEEN MAINTAINED AND INSPECTED UNDER FAR PART 91 DURING THE 12 MONTH PERIOD (OR PORTION THEREOF DURING WHICH THE AIRCRAFT HAVE BEEN SUBJECT TO U.S. REGISTRATION) PRECEDING EXECUTION OF THIS AGREEMENT WITH RESPECT TO THE AIRCRAFT.
THE AIRCRAFT HAVE BEEN AND WILL BE MAINTAINED AND INSPECTED UNDER FAR PART 91 FOR OPERATIONS TO BE CONDUCTED UNDER THIS AGREEMENT. DURING THE DURATION OF THIS AGREEMENT, DISCOVERY COMMUNICATIONS, LLC IS RESPONSIBLE FOR OPERATIONAL CONTROL OF THE AIRCRAFT.
AN EXPLANATION OF THE FACTORS BEARING ON OPERATIONAL CONTROL AND PERTINENT FEDERAL AVIATION REGULATIONS CAN BE OBTAINED FROM THE NEAREST FAA FLIGHT STANDARDS DISTRICT OFFICE.
THE “INSTRUCTIONS FOR COMPLIANCE WITH TRUTH IN LEASING REQUIREMENTS” ATTACHED HERETO ARE INCORPORATED HEREIN BY REFERENCE.
DISCOVERY, THROUGH ITS UNDERSIGNED AUTHORIZED SIGNATORY BELOW, CERTIFIES THAT DISCOVERY IS RESPONSIBLE FOR OPERATIONAL CONTROL OF THE AIRCRAFT AND THAT IT UNDERSTANDS ITS RESPONSIBILITIES FOR COMPLIANCE WITH APPLICABLE FEDERAL AVIATION REGULATIONS.”

(Signature page to follow)

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By their execution below, the parties hereto have agreed to all the terms and conditions of this Amendment as of the date first set forth above. Signatures may be exchanged in counterparts; signatures transmitted by facsimile or electronically by PDF shall be binding original signatures.

DISCOVERY COMMUNICATIONS, LLC
230 Park Ave. South, New York, NY 10003

By:     /s/Tara Smith
Name: Tara Smith
Title: Executive Vice President and Secretary

EXECUTIVE

By:     /s/David Zaslav
Name: David Zaslav

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